                                                                    EXHIBIT 10.1

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made by and between CMF CAPITAL COMPANY L.L.C., a Delaware limited liability company ("Seller") and T REIT L.P., a Virginia limited partnership, ("Purchaser").

     In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:


                                      1.
                               PURCHASE AND SALE
                               -----------------

     1.1  Purchase and Sale. Subject to the terms and conditions of this
          -----------------
Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "Property"):

          (a)  Land. That certain tract of land commonly known as Northstar
               ----
     Crossing Shopping Center, Garland, Dallas County, Texas; being more particularly described on Exhibit A attached hereto and made a part hereof
                               ---------
     (the "Land" but sometimes referred to herein as the "Shopping Center").

          (b)  Easements. All easements, if any, benefitting the Land or the
               ---------
     Improvements (as hereinafter defined).

          (c)  Rights and Appurtenances. All rights and appurtenances pertaining
               ------------------------
     to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

          (d)  Improvements. All improvements and related amenities (the
               ------------
     "Improvements") in and on the Land.

          (e)  Leases. All leases (the "Leases") of space in the Property,
               ------
     concession leases, and all tenant security deposits held by Seller on the Closing Date (as hereinafter defined).

          (f)  Tangible Personal Property. All appliances, fixtures, equipment,
               --------------------------
     machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements (the "Tangible Persona! Property").

          (g)  Contracts. To the extent assignable without the consent of third
               ---------
     parties, the Contracts (as hereinafter defined).

          (h)  Intangible Property. To the extent assignable without the consent
               -------------------
     of third parties, all intangible property (the "Intangible Property"), if any, owned by Seller and pertaining to the Land, the Improvements, or the Tangible Personal Property including, without limitation, the name

PURCHASE AND SALE AGREEMENT - Page 1
     of the Shopping Center, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans, studies, floor plans, and landscape plans, warranties, licenses and permits.

     1.2  Independent Consideration. Upon execution of this Agreement, Purchaser
          -------------------------
has delivered to Seller, and Seller acknowledges receipt of, FIFTY AND NO/100 DOLLARS ($50.00) (the "Independent Consideration"), as consideration for Purchaser's right to purchase the Property and for Seller's execution, delivery and performance of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.


                                      2.
                                PURCHASE PRICE
                                --------------

     2.1  Purchase Price. The purchase price (the "Purchase Price") for the
          --------------
Property shall be THREE MILLION NINE HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($3,930,000.00) and shall be paid in cash by Purchaser to Seller at the Closing (as defined herein) as follows:

          (a) A portion of the Purchase Price shall be satisfied by Purchaser's execution and delivery to Fair Oak, LLC, a Delaware limited liability company ("Lender") of a promissory note (the "Note") in the form attached hereto as Exhibit G, in the original principal sum of TWO MILLION SIX
               ---------
     HUNDRED NINETY-FIVE THOUSAND AND NO/100 ($2,695,000.00) payable to the order of Lender. The payment and performance by Purchaser under the Note shall be secured by (i) a First Deed of Trust and Security Agreement (the "Mortgage") in the form attached hereto as Exhibit H, executed by Purchaser
                                                ---------
     for the benefit of Lender, covering the Property; (ii) an Assignment of Rents and Leases (the "Rental Assignment") in the form attached hereto as
     Exhibit I; (iii) UCC-I Financing Statements (the "Financing Statements") in
     ---------
     the form attached hereto as Exhibit J; (iv) a Hazardous Substances
                                 ---------
     Indemnity Agreement (the "Indemnity Agreement") in the form attached hereto as Exhibit K; (v) a Notice and Agreement (the "Notice and Agreement") in
        ---------
     the form attached hereto as Exhibit L; (vi) an Unconditional Guaranty of
                                 ---------
     Payment and Performance (the "Guaranty") in the form attached hereto as Exhibit M and (vii) and the form of Legal Opinion of Counsel (the "Legal
     ---------
     Opinion") attached hereto as Exhibit R. The Note, the Mortgage, the Rental
                                  ---------
     Assignment, the Financing Statements, the Indemnity Agreement, the Notice and Agreement, the Guaranty and the Legal Opinion are hereinafter collectively referred to as the "Purchase Money Loan Documents"; and

          (b) The balance of the Purchase Price, in the amount of ONE MILLION TWO HUNDRED THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,235,000.00), shall be paid in cash at the Closing by wire transfer of immediately available federal funds in accordance with wire transfer instructions to be provided by Seller.

PURCHASE AND SALE AGREEMENT - Page 2

                                      3.
                                 EARNEST MONEY
                                 -------------

     3.1  Delivery of Agreement. Purchaser agrees to promptly deliver or cause
          ---------------------
the Title Company (as defined in Section 6.1) to deliver written acknowledgment
                                 -----------
that the executed copy of this Agreement has been received by the Title Company pursuant to the terms of this Agreement.

                                      4.
                             CONDITIONS TO CLOSING
                             ---------------------

     4.1  Seller's Obligations. Seller shall deliver to Purchaser (at Seller's
          --------------------
expense), within ten (10) days after the Effective Date (as defined in Section
                                                         ---------------------
10.13) hereof, the following:
-----

         (a)  Title Commitment. Commitment for Owner's Policy of Title
               ----------------
     Insurance (the "Title Commitment") with respect to the Property, issued by the Title Company, and legible copies of any restrictive covenants, easements, and other items listed as title exceptions therein.

          (b)  Survey. A current as-built survey of the Property (the "Survey")
               ------
     showing the location of all of the Improvements, prepared by a licensed surveyor.

          (c)  Contracts. Copies of all contracts pertaining to the Property,
               ---------
     and not cancelable on thirty (30) days notice without penalty or premium (the "Contracts"), including, but not limited to, management contracts, service contracts, equipment leases and maintenance contracts, to the extent in the possession of or in control of GE Capital Realty Group, Inc. ("GECRG").

Seller's failure to deliver to Purchaser items (a) through (c) above within ten
(10) days after the Effective Date shall not result in the extension of the Closing Date (as such term is defined in Section 6.1).
                                         -----------

          4.1.1  Intentionally Deleted.
                 ---------------------

          4.1.2  Title Commitment and Survey.
                 ---------------------------

          (a) In the event (i) the Survey shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment (other than the standard printed exceptions set forth in the standard Texas form of Commitment for Title Insurance or the exceptions listed on Exhibit P attached hereto and made a part hereof), that are
              ---------
    unacceptable to Purchaser, Purchaser shall within five (5) business days after receipt of the Survey, the Title Commitment and copies of all documents referred to as exceptions in the Title Commitment, notify Seller in writing of such facts and the reasons therefor ("Purchaser's Objections"). Upon the expiration of said five (5) business day period, except for Purchaser's Objections if same are timely raised, Purchaser shall be deemed to have accepted the form and substance of the Survey, all matters shown thereon, all exceptions to Title Commitment and other items shown thereon. Notwithstanding anything to the contrary contained herein, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections. In the event Seller is unable or unwilling to eliminate or modify all of Purchaser's Objections to the reasonable satisfaction of Purchaser, Purchaser may (as its sole and exclusive

PURCHASE AND SALE AGREEMENT - Page 3
     remedy) terminate this Agreement by delivering notice thereof in writing to Seller by the earlier to occur of (i) the Closing Date or (ii) five (5) days after Seller's written notice to Purchaser of Seller's intent to not cure one or more of such Purchaser's Objections; in which event neither party shall have any obligations hereunder other than those obligations which expressly survive the termination of this Agreement (the "Surviving Obligations").

          (b) The term "Permitted Encumbrances" as used herein includes: (i) any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect to the Property that is reflected or addressed on the Survey or the Title Commitment to which Purchaser fails to timely object pursuant to Section 4.1.2(a) of this
                                                        ----------------
     Agreement; (ii) any Purchaser's Objection that remains uncured, for whatever reason, at the earlier to occur of (A) Closing hereunder or (B) five (5) business days after Seller notifies Purchaser that Seller is unwilling or unable to cure or modify Purchaser's Objections to the reasonable satisfaction of Purchaser; and (iii) the rights and interests of parties claiming under the Leases. The term "Permitted Encumbrances" shall include the standard printed exceptions set forth in the standard Texas form of Commitment for Title Insurance and the exceptions listed on Exhibit
                                                                         -------
     P.
     -

          4.1.3 Limitations of Seller's Obligations. Notwithstanding anything
                ------------------------------------
contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have pursuant to
Section 4.1.2 or Section 4.2.
-------------    -----------

     4.2  Inspection. Purchaser may inspect, test, and survey the Property at
          ----------
any reasonable time during business hours at any time during the term of this Agreement. Notwithstanding the foregoing, Purchaser must obtain Seller's prior written approval of the scope and method of any environmental testing or investigation (other than a Phase I environmental inspection) and any inspection which would materially alter the physical condition of the Property, prior to Purchaser's commencement of such inspections or testing. In any event, Seller and its representatives, agents, and/or contractors shall have the right to be present during any such testing, investigation, or inspection. Purchaser's right of inspection set forth herein shall not give Purchaser the right to terminate this Agreement; provided, however, solely in the event Purchaser's Phase I
                --------  -------
environmental inspection conducted on the Property reveals an environmental condition having a material, adverse impact thereon and Purchaser delivers to Seller the results of such inspection within five (5) days of Purchaser's receipt of same, Purchaser shall have the right to terminate this Agreement upon written notice delivered to Seller no later than ten (10) days following Purchaser's receipt of such Phase I environmental assessment. All information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of Purchaser's review, including, without limitation, any environmental assessment or audit (collectively, the "Reports") shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information. Purchaser shall restore the Property to its condition existing immediately prior to Purchaser's inspection thereof, and Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any such inspection, whether occasioned by the acts of Purchaser or any of its employees, agents, representatives or contractors, and Purchaser shall indemnify and hold harmless Seller and its agents, employees, officers, directors, affiliates and asset managers from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable. Purchaser agrees to deliver to Seller copies of all

PURCHASE AND SALE AGREEMENT - Page 4

Reports at the time the notice to terminate this Agreement is given and upon payment by Seller to Purchaser for the actual cost of the Reports. The obligations to deliver the Reports shall survive the termination of this Agreement.

     4.3  Purchaser's Representations and Warranties. Purchaser represents and
          ------------------------------------------
warrants to Seller that (a) Purchaser is a limited partnership, duly organized and in good standing under the laws of the State of Virginia, is qualified to do business in the State of Texas, and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound, and (c) neither Purchaser nor any partner, related entity or affiliate of Purchaser is in any way affiliated with GE Capital Realty Group, Inc., General Electric Capital Corporation, General Electric Realty Advisors, Inc., General Electric Company or any affiliate of General Electric Company, and (d) that, with respect to each source of funds to be used by it to purchase the Property (respectively, the "Source"), at least one of the following statements shall be accurate as of the Closing Date: (i) the Source does not include the assets of (A) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or (B) a "plan" as defined in Section 4975(a) of the Internal Revenue Code of 1986, as amended ("Code"), or (ii) the Source includes the assets of (A) an "employee benefit plan" as defined in Section 3(3) of ERISA or (B) a "plan" as defined in section 4975 of the Code (each of which has been identified to the Seller in writing pursuant to this Section 4.3 at least ten (10) business days
                                   -----------
prior to the Closing Date), but the use of such Source to purchase the Property will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. The Purchaser's representations and warranties set forth in this Section 4.3 shall survive the Closing or termination of this
              -----------
Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, and Purchaser's failure to notify Seller prior to the Closing Date of any inaccuracies shall be a default by Purchaser under this Agreement.

     4.4  Seller's Representations and Warranties. Seller represents and
          ---------------------------------------
warrants to Purchaser that (a) Seller has the full company right, power, and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement, (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound, (c) to Seller's knowledge (as hereinafter defined), Seller has not been served with process in any litigation affecting the Property which would adversely affect Seller's ability to perform its obligations under this Agreement, (d) to Seller's knowledge (as hereinafter defined), Seller has not received any written notices of zoning change or special assessments with respect to the Property,
(e) to Seller's knowledge (as hereinafter defined), Exhibit N contains a
                                                    ---------
complete list of all Contracts entered into by Seller or its authorized agents affecting the Property including all amendments and modifications thereto, (f) to Seller's

PURCHASE AND SALE AGREEMENT - Page 5
knowledge, Exhibit O contains a complete list of all Leases affecting the
           ---------
Property and all amendments and modifications thereto and (g) to Seller's knowledge the Rent Roll attached as Exhibit P is true and correct.
                                    ---------

     4.5  Knowledge. As used herein, the term "to Seller's knowledge" shall mean
          ---------
only the "current actual knowledge without inquiry" (as defined below) of the following designee of GECRG: Mark Williams. As used herein, the term "current actual knowledge without inquiry" shall mean only the actual, current, conscious and not constructive, imputed or implied knowledge of such designee without having made a review of the files or other inquiry. Anything herein to the contrary notwithstanding, such designee shall not have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the Seller's representation herein being or becoming untrue, inaccurate or incomplete in any respect.

     4.6  Survival: Liability. Any and all of the representations and warranties
          -------------------
of Seller as contained in this Agreement shall be void and of no further force or effect whatsoever from and after one (1) year from the Closing Date. Consequently, Purchaser stipulates and agrees that from and after such one (1) year period, it is entitled to and agrees to claim no damages of any kind with respect to any alleged breach and/or violation of any of such representations and/or warranties of Seller. Furthermore, if Purchaser becomes aware prior to Closing of any breach and/or violation of any of Seller's representations or warranties as set forth herein, Purchaser shall give seller written notice of any such breach or violation, and during the fifteen (15) day period after such notice, Seller shall have the right, but not the obligation, to cure any such breach or violation to the reasonable satisfaction of Purchaser, and the Closing Date shall be extended for such fifteen (15) day period. In the event Purchaser becomes aware of any breach and/or violation of any Seller's representations and warranties prior to Closing and (a) Purchaser fails to give Seller notice thereof as required hereby or (b) following notice thereof, Seller fails or is unable to cure any such breach or violation to the reasonable satisfaction of Purchaser, Purchaser's sole remedy for any such breach or violation shall be to terminate this Agreement by delivering written notice of such termination to Seller on or before the Closing Date and neither party shall have any obligation hereunder, except the Surviving Obligations. Anything herein to the contrary notwithstanding, if Purchaser timely commences any action(s) to enforce any alleged breach and/or violation of any of the representations and/or warranties of Seller as set forth in this Agreement, then Purchaser's sole remedy shall be to seek recovery of its actual damages (but not special, speculative, punitive or other damages) and the amount of such damages, in the aggregate (with respect to any and all such breaches and/or violations) shall not exceed One Hundred Thousand and No/100 Dollars ($100,000.00), which sum shall include all of Purchaser's attorney's fees, costs, expert witness fees and court costs.

     4.7  Tenant Estoppel Certificates. Seller agrees to submit or cause its
          ----------------------------
property manager to submit to each tenant or lessee under a Lease a request for such tenant or lessee to execute and deliver a tenant estoppel certificate to Purchaser with respect to its Lease in the form attached hereto as Exhibit D.
                                                                   ---------
Seller shall have no obligation or responsibility with respect to any tenant estoppel certificate other than to submit or cause to be submitted such certificate to the tenant or lessee and request the execution and return thereof; provided, however, Seller agrees to make diligent efforts to cause its property manager to obtain the return of executed estoppel certificates from the Tenants prior to Closing.

     4.8  Defective Condition Extension; Termination. The obligations of Seller
          ------------------------------------------
hereunder are subject to and contingent upon the following:

PURCHASE AND SALE AGREEMENT - Page 6

          In the event that subsequent to the execution of this Agreement Seller obtains knowledge of, or Purchaser's inspection of the Property reveals, either (i) the presence of any Hazardous Materials (as defined in Section
                                                                       -------
     5.2 hereof) or the violation or potential violation of any Environmental
     ---
     Requirements (as defined in Section 5.3 hereof) or (ii) any structural or
                                 -----------
     other defect in the Improvements, whether or not in violation of any applicable law, ordinance, code, regulation or decree of any governmental authority having jurisdiction over the Property (collectively, a "Defective Condition"), which Seller, in its sole judgment, determines could constitute a potential liability to Seller after the Closing or should be remedied prior to the sale of the Property, Seller shall have the right upon written notice to Purchaser on or before the scheduled Closing Date either (i) to extend the Closing Date for the period of time necessary to complete such remediation at Seller's sole cost and expense, or (ii) to terminate this Agreement upon written notice to Purchaser and neither party shall have any further right or obligation hereunder other than the Surviving Obligations. The terms of this Section 4.8 are solely for the
                                              -----------
     benefit of Seller and Purchaser shall have no additional right or remedy hereunder as a result of the exercise by Seller of its rights under this Section.

     4.9  Intentionally Deleted.
          ---------------------

                                      5.
                  NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                  -------------------------------------------
                            ACCEPTANCE OF PROPERTY
                            ----------------------

     5.1  Disclaimer. PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT
          ----------
MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED, AS DEFINED BELOW), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH
PURCHASER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW) OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF OF PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY,

PURCHASE AND SALE AGREEMENT - Page 7

AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. EXCEPT IN THE EVENT OF SELLER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, PURCHASER HEREBY AGREES TO INDEMNIFY, PROTECT, DEFEND, SAVE AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL DEBTS, DUTIES, OBLIGATIONS, LIABILITIES, SUITS, CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES AND COURT COSTS) IN ANY WAY RELATING TO, OR IN CONNECTION WITH OR ARISING OUT OF PURCHASER'S ACQUISITION, OWNERSHIP, LEASING, USE, OPERATION, MAINTENANCE AND MANAGEMENT OF THE PROPERTY. THE PROVISIONS OF THIS SECTION 5
                                                                   ---------
SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

     5.2  Hazardous Materials. "Hazardous Materials" shall mean any substance
          -------------------
which is or contains (i) any "hazardous substance" as now or hereafter defined in (S) 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amend (42 U.S.C. (S) 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C.
(S) 6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable;
(vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

PURCHASE AND SALE AGREEMENT - Page 8

     5.3  Environmental Requirements. "Environmental Requirements" shall mean
          --------------------------
all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

                                      6.
                                    CLOSING
                                    -------

     6.1  Closing. The Closing (the "Closing") shall be held at the offices of
          -------
Commonwealth Land Title Company (the "Title Company") at 1700 Pacific Avenue, Suite 4700, Dallas, Texas 75201, Attention: Ms. Amanda Johnson, at a date designated by Seller and Purchaser on or before two (2) calendar days after the Effective Date (the "Closing Date"), but in no event shall the Closing Date be later than October 17, 2000, unless the parties mutually agree in writing upon another place, time or date.

     6.2  Possession. Possession (including keys) of the Property shall be
          ----------
delivered to Purchaser at the Closing, subject to the Permitted Encumbrances.

     6.3  Proration. At Closing, Seller shall credit Purchaser with $757,040.24
          ---------
plus a 4% supervision fee of $30,281.60 as full payment for Gold's Gym's tenant improvement allowance. Additionally, except for all leasing commissions and tenant improvement costs associated with the Gold's Gym lease and other existing Leases for existing terms under the existing Lease documents which shall be paid by Seller, all rents, other amounts payable by the tenants under the Leases, income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated to the Closing Date.

          (a) If the Closing shall occur before rents and all other amounts payable by the tenants under the Leases and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents and other amounts and other income shall be upon the basis of such rents, other amounts and other income actually collected and received by Seller. Subsequent to the Closing, if any such rents and other income are actually collected and received by Purchaser, all such amounts shall first be applied to post-closing rents due to Purchaser which are past due and the balance shall be immediately paid by Purchaser to Seller. Purchaser shall make a good faith effort and attempt for a period not to extend beyond four (4) months after the Closing Date to collect any such rents and other amounts and other income not apportioned at the Closing for the benefit of Seller, however, Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts. Nothing in this paragraph shall restrict Seller's right to collect delinquent rents directly from a tenant by any legal means.

          (b) Taxes will be prorated on an accrual basis. If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property

PURCHASE AND SALE AGREEMENT - Page 9
     is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If the Property is not assessed as a separate parcel for tax or assessment purposes, then such taxes and assessments attributable to the Property shall be determined by Purchaser and Seller. In the event the Property has been assessed for property tax purposes at such rates as could result in "roll-back" taxes upon changes in land usage or ownership of the Property, Seller agrees to pay all such taxes.

          (c) If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

          (d) Purchaser and Seller acknowledge and agree that certain additional rents constituting reimbursement for percentage rent payments, common area maintenance charges, property taxes and assessments and the like (collectively, "Additional Rents") which Seller has heretofore advanced have not yet been billed to the Tenants by Seller (collectively, "Unbilled Additional Rents"). Purchaser and Seller agree that, with respect to the Unbilled Additional Rents, Seller shall provide Purchaser following the Closing with the data reasonably necessary for Purchaser to provide bills to the Tenants for the Unbilled Additional Rents. In the event that any Tenant shall, following the Closing, seek to audit or to challenge Seller's calculation of rent or Additional Rent actually paid by such Tenant during the period of Seller's ownership of the Property, upon the agreement of the Tenant and Seller, or if no such agreement is reached, upon the entering of a final, non-appealable order (or, if applicable pursuant to the applicable lease, an arbitration or other dispute resolution award), Seller shall reimburse such Tenant to the extent of any over-payment of rent or Additional Rent actually received by Seller, together with any applicable interest or other costs pursuant to a settlement, court order or other award, and Purchaser shall use commercially reasonable efforts to collect the amount of any under-payment of rent or Additional Rent from such Tenant, together with any applicable interest or other costs pursuant to a settlement, court order or other award for the benefit of Seller.

The agreements of Seller and Purchaser set forth in this Section 6.3 shall
                                                         -----------
survive the Closing.

     6.4  Closing Costs. Except as otherwise expressly provided herein, Seller
          -------------
shall pay, on the Closing Date, the title insurance premium for the Owner's Policy (as defined in Section 6.5(a)), the cost of the Survey, one-half (1/2) of
                      ---------------
any escrow fees and other customary charges of the Title Company and Purchaser shall pay, on the Closing Date, all recording costs, one-half (1/2) of any escrow fees and other customary charges of the Title Company and the title insurance premium for the Mortgagee Policy (as defined in Section 6.6 (f)).
                                                          ----------------
Except as otherwise provided herein, each party shall pay its own attorneys' fees.

     6.5  Seller's Obligations at the Closing. At the Closing, Seller shall
          -----------------------------------
deliver to Purchaser the following:

          (a)  Title Policy. Owner's Policy of Title Insurance in Texas standard
               ------------
     form (the "Owner's Policy"), naming Purchaser as insured, in the amount of the Purchase Price, insuring that Purchaser owns good and indefeasible fee simple title to the Property, subject only to the Permitted

PURCHASE AND SALE AGREEMENT - Page 10

     Encumbrances. Purchaser, at Purchaser's sole expense, shall elect to cause the Title Company to amend the survey exception to read "any shortages in area" and issue a Mortgagee Policy of Insurance in favor of Lender in the amount of the Note subject to no exceptions other than the Permitted Encumbrances."

          (b)  Evidence of Authority. Such organizational and authorizing
               ---------------------
     documents of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

          (c)  Foreign Person. An affidavit of Seller certifying that Seller is
               --------------
     not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended.

          (d)  Leases. The originals of all of the Leases, in the possession of
               ------
     or control of GECRG on the Closing Date; provided, however, all security
                                              --------  -------
     deposits, if any, shall be credited to Purchaser. Seller shall have no liability to Purchaser for any tenant security deposit not actually paid to Seller.

          (e)  Contracts. The originals of all of the Contracts, guaranties and
               ---------
     permits, if any, in the possession of or control of GECRG.

     6.6  Purchaser's Obligations at the Closing. At the Closing, Purchaser
          --------------------------------------
shall deliver to Seller or Lender, as appropriate, the following:

          (a)  Purchase Price. The Purchase Price, as provided in Section 2.1,
               --------------                                     -----------
     by wire transfer of immediately available funds.

          (b)  Purchase Money Loan Documents. The Note, the Mortgage, the Rental
               -----------------------------
     Assignment, the Financing Statements, the Indemnity Agreement, the Notice and Agreement, and the Guaranty, each executed and acknowledged, as applicable by Purchaser.

          (c)  Post Effective Date Lease Expenses. Immediately available funds
               ----------------------------------
     in an amount equal to costs and expenses incurred and paid by Seller under any new lease of space in the Improvements, executed after the Effective Date. Said costs and expenses shall include, but not be limited to, costs incurred and paid by Seller for tenant improvements leasing commissions, capital improvements, and reasonable attorney's fees.

          (d)  Evidence of Authority. Such organizational and authorizing
               ---------------------
     documents of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

          (e) Taxpayer I.D. Certification, in the form attached to this Agreement as Exhibit E.
                  ---------

          (f) Mortgagee Policy of Title Insurance in Texas standard form (the "Mortgagee Policy") naming Lender as the insured in the amount of the Note subject to no exceptions other than the Permitted Encumbrances.

PURCHASE AND SALE AGREEMENT - Page 11

     6.7  Documents to be Executed by Seller and Purchaser. At the Closing,
          ------------------------------------------------
Seller and Purchaser shall also execute and deliver the following:

          (a)  Deed. Special Warranty Deed with Vendor's Lien (the "Deed")
               ----
     conveying the Land and the Improvements to Purchaser subject to no exceptions other than the Permitted Encumbrances, in the form attached to this Agreement as Exhibit B.
                       ---------
          (b)  Tenant Notices. Signed statements or notices to all tenants of
               --------------
     the Property notifying such tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for security deposits (specifying the amounts of such deposits), and, if applicable, otherwise complying with Section 92.105 of the Texas Property Code.

          (C)  Assignment and Assumption of Personal Property, Service
               ---------------------------------------------------------
     Contracts, Warranties and Leases. Assignment in the form attached to
     --------------------------------
     this Agreement as Exhibit C.
                       ---------

                                       7.
                                 RISK OF LOSS
                                 ------------

     7.1  Condemnation. If, prior to the Closing, action is initiated to take
          ------------
any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

     7.2  Casualty. Except as provided in Sections 4.2 and 5.1 of this
          --------                        ------------     ---
Agreement, Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Shopping Center, or any part thereof, suffers any damage in excess of $100,000.00 prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, or(b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Shopping Center and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Shopping Center for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Shopping Center, or any part thereof, suffers any damage less than $100,000.00 prior to the Closing, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage plus an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.

PURCHASE AND SALE AGREEMENT - Page 12

                                      8.
                                    DEFAULT
                                    -------

     8.1  Breach by Seller. Except as Purchaser's remedies may otherwise be
          ----------------
expressly limited by the terms of this Agreement (including, without limitation, the terms of Section 4.4):
             -----------

          (a) In the event that Seller shall fail to consummate this Agreement for any reason, except Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy may pursue the remedy of specific performance of Seller's obligations under this
     Agreement: provided, however, that (i) Purchaser shall only be entitled to such remedy if (A) any such suit for specific performance is filed within sixty (60) days after Purchaser becomes aware of the default by Seller, (B) Purchaser is not in default under this Agreement, (C) Purchaser has tendered five percent (5%) of the Purchase Price to the Title Company, in immediately available funds and the Title Company has acknowledged receipt of same, in writing, to Seller, and (D) Purchaser has furnished ten (10) days prior written notice to Seller of its intent and election to seek specific enforcement of this Agreement; and (ii) notwithstanding anything to the contrary contained herein, Seller shall not be obligated to expend any sums to cure any defaults under this Agreement and if Purchaser seeks specific performance under this Agreement, Purchaser agrees to accept the Property in its "WHERE IS, AS IS" condition. Purchaser hereby agrees that prior to its exercise of any rights or remedies as a result of any defaults by Seller, Purchaser will first deliver written notice of said default to Seller and give Seller ten (10) days thereafter in which to cure said default, if Seller so elects. In no event whatsoever shall Purchaser file any instrument of record against title to the Property; provided, however, Purchaser may file a lis pendens of this Agreement simultaneously with its filing of a suit for specific performance pursuant to this Section 8.1.
                                                                 ----------
     Notwithstanding any of the foregoing to the contrary, in no event whatsoever, shall Purchaser have the right to seek money damages of any kind as a result of any default by Seller under any of the terms of this Agreement. In no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages.

     8.2  Breach by Purchaser. (a) If Purchaser fails to comply with Section 6
          -------------------                                        ---------
of this Agreement, Seller may terminate this Agreement as Seller's sole remedy and relief hereunder (except for the Surviving Obligations). Seller and Purchaser have made this provision because it would be difficult to calculate, on the date hereof, the amount of actual damages for such breach, and Seller and Purchaser agree that the remedy provided herein represents reasonable compensation to Seller for such breach, (b) Notwithstanding the provisions of
Section 8.2(a) above, (i) in the event of any default by Purchaser under this Agreement other than as described in Section 8.2(a) (including without limitation any breach by the Purchaser of the negative covenant, set forth in
Section 8.1 above, not to file any instrument(s) against title to the Property
-----------
excepting the lis pendens described in Section 8.1 above), Seller shall have
                                       -----------
any and all rights and remedies available at law or in equity by reason of such default and (ii) the provisions of this Section 8.2 shall not limit or affect
                                        -----------
any of Purchaser's indemnities as provided in other Sections of this Agreement.

PURCHASE AND SALE AGREEMENT - Page 13

                                      9.
                               FUTURE OPERATIONS
                               -----------------
     9.1  Future Operations.
          -----------------

          (a) From the date of this Agreement until the Closing or earlier termination of this Agreement:

               (i) Seller will keep and maintain the Property in substantially its condition as of the date of this Agreement;

               (ii) Seller will perform all Seller's obligations under the Contracts. Seller will not, without the prior written consent of Purchaser, modify, enter into, or renew any Contract or Lease which cannot be cancelled upon thirty (30) days prior written notice;

               (iii) Seller will continue to manage the Property in a prudent manner consistent with Seller's past practices.

          (b) From the Effective Date until the Closing or earlier termination of this Agreement, Seller will not lease any space in the Improvements except upon the prior written approval of Purchaser (such approval not to be unreasonably withheld or delayed); provided however, this limitation upon Seller shall not apply with respect to lease renewals and lease extensions pursuant to rights granted under an existing lease. In addition, Seller shall not apply security deposits unless the corresponding tenant is out of the demised premises by the Closing Date. All costs and expenses (the "New Lease Expenses") incurred and paid by Seller under any new lease entered into after the Effective Date (each, a "New Lease") shall be paid by Purchaser in accordance with Section 6.6(c) hereof. Said costs and
                                     --------------
     expenses shall include, but not be limited to, costs incurred and paid by Seller for tenant improvements, leasing commissions, capital improvements, and reasonable attorney's fees. Notwithstanding anything to the contrary contained herein, the New Lease Expenses for each New Lease allocable to and payable by Seller shall be determined by multiplying the amount of such New Lease Expenses by a fraction, the numerator of which shall be the number of days contained in that portion, if any, of the term of such New Lease commencing on the date on which the tenant thereunder shall have commenced to pay fixed rent (the "Rent Commencement Date") and expiring on the date immediately preceding the Closing Date, and the denominator of which shall be the total number of days contained in the period commencing on the Rent Commencement Date and expiring on the date of the scheduled expiration of the term of such New Lease, and the remaining balance of the New Lease Expenses for each New Lease shall be allocable to and payable by Purchaser. The Rent Commencement Date under a renewal, extension, expansion or modification of a Lease shall be deemed to be (A) in the case of a renewal or extension (whether effective prior to or after the Closing, or in the form of an option exercisable in the future), the first date during such renewal or extension period after the originally scheduled expiration of the term of such Lease on which the tenant under such Lease commences to pay fixed rent, (B) in the case of an expansion (whether effective prior to or after the Closing, or in the form of an option exercisable in the future), the date on which the tenant under such Lease commences to pay fixed rent for the additional space, and (C) in the case of a modification not also involving a renewal, extension or expansion of such Lease, the effective date of such modification agreement. At the Closing, Purchaser shall reimburse Seller for all New Lease Expenses theretofore paid by Seller, if any, in excess of the portion of the New Lease Expenses allocated to Seller pursuant to the provisions of the preceding sentence.

     PURCHASE AND SALE AGREEMENT - Page 14

                                      10.
                                 MISCELLANEOUS
                                 -------------

     10.1  Notices. All notices, demands and requests which may be given or
           -------
which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefore, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; or (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below. For purposes of this Section 10.1, the addresses of the
                                      ------------
parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Seller:            CMF Capital Company L.L.C.
                         c/o GE Capital Realty Group, Inc.
                         16479 Dallas Parkway, Suite 500
                         Two Bent Tree Tower
                         Addison, Texas 75001-2512
                         Attention: Mark Williams and Legal Department
                         Tel: (972)447-2552
                         Fax: (972) 447-2599

with a copy to:          Andrews & Kurth L.L.P.
                         1717 Main Street, Suite 3700
                         Dallas, Texas 75201
                         Attention: Andrew L. Campbell, Esq.
                         Tel: (214) 659-4511
                         Fax: (214) 659-4401

If to Purchaser:         T REIT L.P.
                         c/o Triple Net Properties, L.L.C.
                         1551 N. Tustin Avenue, Suite 650
                         Santa Ana, California 92705
                         c/o Mary Holcomb
                         Attention: Anthony W. Thompson
                         Tel: (714) 667-8252
                         Fax: (714) 667-6860

with a copy to:          Hirschler, Fleischer, Weinberg, Cox & Allen
                         701 East Byrd Street
                         P.0. Box 500
                         Richmond, Virginia 23218-0500
                         Attention: Louis J. Rogers, Esq.
                         Tel: (804) 771-9567
                         Fax: (804) 644-0957

PURCHASE AND SALE AGREEMENT - Page 15

If to Title
Company:                 Commonwealth Land Title Company
                         1700 Pacific Avenue, Suite 4740
                         Dallas, Texas 75201
                         Attention: Ms. Amanda Johnson
                         Tel: 214/855-8411
                         Fax: 214/754-9066

     10.2  Real Estate Commissions. Seller shall pay to The Trammell Crow
           -----------------------
Company (hereinafter called "Agent" whether one or more) upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent. Said commission shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with the terms of this Agreement; if such transaction is not closed for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will be deemed not to have been earned and shall not be due or payable. Seller shall also pay to Triple Net Realty $80,000 in real estate commissions. Except as set forth above with respect to Agent and Triple Net Realty, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Purchaser acknowledges that, in accordance with the terms of the Real Estate License Act of the State of Texas, Agent has advised Purchaser that Purchaser should have the abstract covering the Property examined by an attorney of Purchaser's selection, or that Purchaser should be furnished with or obtain a policy of title insurance. Notwithstanding anything to the contrary contained herein, this
Section 10.2 shall survive the Closing or any earlier termination of this
------------
Agreement.

     10.3  Entire Agreement. This Agreement embodies the entire agreement
           ----------------
between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

     10.4  Amendment. This Agreement may be amended only by a written instrument
           ---------
executed by the party or parties to be bound thereby.

     10.5  Headings. The captions and headings used in this Agreement are for
           --------
convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

     10.6  Time of Essence. Time is of the essence of this Agreement; however,
           ---------------
if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Texas, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

PURCHASE AND SALE AGREEMENT - Page 16

     10.7  Governing Law. This Agreement shall be governed by the laws of the
           -------------
State of Texas and the laws of the United States pertaining to transactions in such State.

     10.8  Successors and Assigns; Assignment. This Agreement shall bind and
           ----------------------------------
inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld absolutely. In the event Seller consents to such assignment, Purchaser and such assignee shall execute and deliver an Assignment of Purchase and Sale Agreement in the form attached hereto as Exhibit F. Any subsequent assignment
                                         ---------
may be made only with the prior written consent of Seller. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void. Seller may, in its sole and absolute discretion, transfer the Property and Seller's rights and obligations under this Agreement without obtaining Purchaser's consent.

     10.9  Invalid Provision. If any provision of this Agreement is held to be
           -----------------
illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     10.10 Attorneys' Fees. In the event it becomes necessary for either party
           ---------------
hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

     10.11 Multiple Counterparts. This Agreement may be executed in a number
           ---------------------
of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

     10.12 Expiration. The execution of this Agreement by Purchaser and the
           ----------
delivery hereof to Seller shall constitute an offer which shall be automatically withdrawn, revoked and terminated unless Seller accepts the same by executing this Agreement and delivering one fully executed counterpart hereof to the Title Company prior to 4:00 p.m. Central Standard Time the _______ day of _________, 2000.

     10.13 Effective Date. As used herein the term "Effective Date" shall mean
           --------------
the first date the Title Company is in receipt of both this Agreement executed by Purchaser and Seller (whether in counterparts or not) and the Earnest Money.

     10.14 Exhibits. The following exhibits are attached to this Agreement and
           --------
are incorporated into this Agreement by this reference and made a part hereof for all purposes:

PURCHASE AND SALE AGREEMENT - Page 17

          (a)  Exhibit A, the legal description of the Land.
               ---------
          (b)  Exhibit B, the form of the Deed.
               ---------
          (c)  Exhibit C, the form of the Assignment and Assumption of Personal
               ---------
               Property, Service Contracts, Warranties and Leases.
          (d)  Exhibit D, the form of the Estoppel Certificate.
               ---------
          (e)  Exhibit E, the form of the Taxpayer I.D. Certification.
               ---------
          (f)  Exhibit F, the form of Assignment of Purchase and Sale Agreement.
               ---------
          (g)  Exhibit G, the form of Promissory Note.
               ---------
          (h)  Exhibit H, the form of First Deed of Trust, Security Agreement
               ---------
               and Fixture Filing.
          (i)  Exhibit I, the form of Assignment of Rents and Leases.
               ---------
          (j)  Exhibit J, the form of UCC-1 Financing Statements.
               ---------
          (k)  Exhibit K, the form of Hazardous Substances Indemnity Agreement.
               ---------
          (l)  Exhibit L, the form of Notice and Agreement.
               ---------
          (m)  Exhibit M, the form of Guaranty
               ---------
          (n)  Exhibit N, the list of Contracts
               ---------
          (0)  Exhibit 0, the list of Leases
               ---------
          (P)  Exhibit P, the exceptions
               ---------
          (q)  Exhibit Q, the Rent Roll
               ---------
          (r)  Exhibit R, the form of Legal Opinion
               ---------

     1O.15 No Recordation. Seller and Purchaser hereby acknowledge that neither
           --------------
this Agreement nor any memorandum or affidavit thereof shall be recorded of public record in Dallas County, or any other county. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located.

     10.16 Merger Provision. Except as otherwise expressly provided herein, any
           ----------------
and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall merge with the Deed and other instruments executed at Closing, shall terminate at Closing and shall not survive Closing.

     10.17 DTPA Waiver. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT
           -----------
(A) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, (B) PURCHASER IS REPRESENTED BY LEGAL COUNSEL, AND (C) PURCHASER IS SEEKING TO ACQUIRE THE PROPERTY, WHICH WILL NOT BE USED AS A FAMILY RESIDENCE, FOR A CONSIDERATION THAT EXCEEDS $500,000, OR (D) (i) PURCHASER IS A BUSINESS ENTITY THAT EITHER HAS ASSETS OF $5,000,000 OR MORE OR IS OWNED OR CONTROLLED BY A CORPORATION OR ENTITY WITH ASSETS OF $5,000,000 OR MORE, OR (ii) PURCHASER IS A SOPHISTICATED REAL ESTATE INVESTOR AND HAS KNOWLEDGE AND EXPERIENCE I-N FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION. PURCHASER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS, REMEDIES AND BENEFITS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (SECTIONS 17.41 AND FOLLOWING OF THE TEXAS BUSINESS AND COMMERCE CODE) (THE "DTPA") AND ANY OTHER SIMILAR CONSUMER PROTECTION LAW, WHETHER FEDERAL, STATE OR LOCAL. PURCHASER

PURCHASE AND SALE AGREEMENT - Page 18

COVENANTS NOT TO SUE SELLER UNDER THE DTPA OR ANY SUCH SIMILAR CONSUMER PROTECTION LAW.

     10.18 Jury Waiver.  PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY
           -----------
AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OF TERMINATION OF THIS AGREEMENT.
PURCHASER:

Date of Execution                T REIT L.P.,
by Purchaser:                    a Virginia limited partnership

______________________

                                 By: T REIT, INC.
                                     a Virginia corporation, its General Partner

                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


SELLER:                          CMF CAPITAL COMPANY L.L.C.,
                                 a Delaware limited liability company

Date of Execution
by Seller:                       By:  GE CAPITAL REALTY GROUP, INC.,
   Oct. 25, 2000                      a Texas corporation, its Attorney-in-Fact
______________________
                                 By:  /s/ Jerry Tonn
                                     -------------------------------------------
                                 Name:    Jerry Tonn
                                       -----------------------------------------
                                 Title:   VP
                                        ----------------------------------------


  PURCHASE AND SALE AGREEMENT - Page 19

COVENANTS NOT TO SUE SELLER UNDER THE DTPA OR ANY SUCH SIMILAR CONSUMER PROTECTION LAW.

     10.18 Jury Waiver.  PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY
           -----------
AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OF TERMINATION OF THIS AGREEMENT.


PURCHASER:

Date of Execution                T REIT L.P.,
by Purchaser:                    a Virginia limited partnership

October 25, 2000
---------------------
                                 By: T REIT, INC.
                                     a Virginia corporation, its General Partner

                                   By:   /s/ Anthony W. Thompson
                                      ------------------------------------------
                                      Name:  Anthony W. Thompson
                                             -----------------------------------
                                      Title: Chairman of the Board of
                                             Directors, CEO, and President
                                             -----------------------------------

SELLER:                          CMF CAPITAL COMPANY L.L.C.,
                                 a Delaware limited liability company

Date of Execution
by Seller:                       By:  GE CAPITAL REALTY GROUP, INC.,
                                      a Texas corporation, its Attorney-in-Fact
---------------------
                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

  PURCHASE AND SALE AGREEMENT - Page 19

The undersigned Title Company hereby acknowledges receipt of a copy of this Agreement, and agrees to hold it in accordance with the provisions of this Agreement.

Date of Execution by            COMMONWEALTH LAND TITLE COMPANY
Title Company:

   10/26/00                     By: /s/ Amanda Johnson
-------------------------          ----------------------------------------
                                        Amanda Johnson
                                      -------------------------------------
                                      Authorized Officer




                           EXHIBITS ARE NOT ATTACHED

PURCHASE AND SALE AGREEMENT - Page 20